UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1 Third Quarter Financial Report

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2004, Lincoln Electric Holdings, Inc. issued a press release reporting its 2004 third quarter financial results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference and also made available through the Company’s website at www.lincolnelectric.com. The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

         (c) Exhibits.

99.1 Press Release of Lincoln Electric Holdings, Inc. dated October 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC

Date: October 27, 2004	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Vice President, Chief Financial
Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Lincoln Electric Holdings, Inc. dated October 27, 2004.